EXHIBIT 10.35


THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED OR PLEDGED BY ANY PERSON, UNLESS (1) EITHER (A) A REGISTRATION WITH RESPECT THERETO SHALL BE EFFECTIVE UNDER THE SECURITIES ACT, OR (B) THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT IS AVAILABLE, AND (2) THERE SHALL HAVE BEEN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS.

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                    DATAMETRICS CORPORATION

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                                                               December 30, 2005

                                                                        $500,000

                             Secured Promissory Note


      Datametrics Corporation ("Borrower"), for value received, hereby promises to pay to the order of SG DMTI CAPITAL, LLC, a Delaware limited liability company ("Payee"), the principal sum of FIVE HUNDRED THOUSAND DOLLARS ($500,000) (the "Principal Amount"), together with interest on the unpaid Principal Amount from the date of this Note to December 31, 2006 (the "Maturity Date"), at a per annum rate equal to 10 percent (10%), in lawful money of the United States.

      1. Payment Terms.

            A. Mandatory. The Principal Amount of this Note shall be payable at the Maturity Date or earlier upon the occurrence of an Event of Default hereunder. Any and all interest accrued and unpaid thereon shall be payable in four quarterly installments and for the first time on March 31, 2006 or earlier upon the occurrence of an Event of Default hereunder. Accrued and unpaid interest shall commence on the date hereof and be payable upon each quarterly installment and after the Maturity Date until paid in full (after as well as before judgment), on demand. All payments by Borrower hereunder shall be applied first to pay any interest that is due, but unpaid, and then to reduce the Principal Amount.

            B. Optional. This Note can be prepaid, in whole or in part, with the prior written consent of Payee.

            C. No Right to Set-Off or Counterclaim. Each payment by Borrower pursuant to this Note shall be made without set-off or counterclaim and shall be made in lawful currency of the United States of America and in immediately available funds.

            D. Waiver of Presentment/Payment of Legal Fees. Borrower (i) waives presentment, demand, protest or notice of any kind in connection with this Note and (ii) agrees to pay to the holder hereof, on demand, all costs and expenses (including reasonable legal fees and expenses) incurred in connection with the preparation, enforcement and collection of this Note.

      2. Interest.

            A. Interest. The Principal Amount shall accrue interest at a rate equal to ten percent (10 %) per annum.

            B. Calculation and Payment. Interest on the Principal Amount shall be calculated on the basis of a three hundred sixty-five (365) day year for the actual number of days elapsed.

            C. Default Rate of Interest. At the election of Payee, after the occurrence of an Event of Default and for so long as it continues, the Principal Amount shall bear interest as set forth in Section 2.A above, plus 8% per annum.

            D. Excess Interest. Notwithstanding anything to the contrary set forth herein, the aggregate interest, fees and other amounts required to be paid by Borrower to Payee are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the Principal Amount or otherwise, shall the amount paid or agreed to be paid to Payee hereunder exceed the maximum permissible under applicable law. If under or from any circumstances whatsoever, fulfillment of any provision hereunder at the time of performance of such provision shall be due, shall involve exceeding the limit permitted by applicable law, then the Principal Amount shall automatically be reduced to the limit permitted, and if under or from circumstances whatsoever Payee should ever receive as interest any amount which would exceed the highest lawful rate, the amount of such interest that is excessive shall be applied to the reduction of the Principal Amount and not to the payment of interest. In the event of a conflict, this provision shall control every other provision hereunder.

      3. Representations of Borrower. Borrower hereby represents to Payee that:

            A. Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to conduct its business as presently conducted and as proposed to be conducted by it.

            B. Borrower has the corporate power and capacity to enter into this Note, and to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it. Borrower has taken all necessary corporate action to authorize the execution, delivery and performance of each of this Note.

            C. The execution and delivery of this Note and the performance by Borrower of its obligations hereunder (i) does not and will not contravene, breach or result in any default under (A) the articles, memorandum of association, by-laws, constating documents or other organizational documents of Borrower, or (B) under any mortgage, lease, agreement or other legally binding instrument, license, permit or applicable law to which Borrower is a party or by which Borrower or any of its properties or assets may be bound, (ii) will not oblige Borrower to grant any encumbrance to any person other than to Payee, and
(iii) will not result in or permit the acceleration of the maturity of any indebtedness, liability or obligation of Borrower under any mortgage, lease, agreement or other legally binding instrument of or affecting Borrower.

      4. Events of Default. Upon the occurrence of any of the following events (each an "Event of Default"), the entire unpaid principal of this Note, together with all accrued interest hereon, shall become immediately due and payable, and Payee shall be entitled to pursue all remedies that Payee may have, at law or in equity, for the enforcement and collection hereof:

            A. The failure of Borrower to make (i) any payment of all interest due on this Note on each quarterly installment and (ii) full payment of all interest and principal due on this Note on the Maturity Date; or

            B. Borrower  shall make an assignment  for the benefit of creditors, file a petition in bankruptcy, consent to entry of an order for relief against it in an involuntary case, be adjudicated insolvent or bankrupt, petition or apply to any tribunal for the appointment of any receiver, trustee or similar official for it or a substantial part of its assets, or commence any proceedings under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; there shall occur the appointment of a receiver, trustee, assignee, liquidator, custodian or similar official of it or a substantial part of Borrower's assets; or there shall have been filed any such petition or application or any such proceeding shall have been commenced against Borrower, which remains undismissed for a period of sixty (60) days or more; Borrower by any act or omission shall indicate its respective consent to, approval of or acquiescence in any such petition, application or proceeding or the appointment of any trustee for it or any substantial part of any of its respective properties; or

            C. A court of competent jurisdiction shall enter an order or decree under any bankruptcy law that is for relief against Borrower in an involuntary case, appoints a receiver, trustee, assignee, liquidator or similar official of Borrower, or for any substantial part of Borrower's property, or orders the liquidation of Borrower; and the order or decree remains unstayed and in effect for thirty (30) days.

            D. The occurrence of a default in any covenant or agreement or breach of any representation or warranty under any present or future document, instrument or agreement between Borrower and Payee which, with respect to a default of a covenant or agreement, is not cured within the grace period applicable thereto, if any, or if no grace period is designated and such default is capable of cure, remains uncured for more than thirty (30) days following its occurrence.

            E. A court of competent jurisdiction shall enter into a judgment, order or decree against Borrower for an amount of $25,000 or more.

      5. Acceleration. Upon the occurrence of an Event of Default, the unpaid Principal Amount and accrued interest thereon shall automatically become immediately due and payable, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other requirements of any kind, all of which are hereby expressly waived by Borrower.

      6. Amendments and Waivers.

            A. The provisions of this Note may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by Borrower and Payee.

            B. No failure or delay on the part of Payee in exercising any power or right under this Note shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on Borrower in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by Payee shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

            C. To the extent that Borrower makes a payment or payments to Payee, and such payment or payments or any part thereof are subsequently for any reason invalidated, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

      7. Miscellaneous.

            A. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflicts of law. Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York shall apply to this Note and Borrower hereby waives any right to stay or dismiss on the basis of forum non conveniens any action or proceeding brought before the courts of the State of New York sitting in New York County or of the United States of America for the Southern District of New York and hereby submits to the jurisdiction of such courts.

            B. Notices. Unless otherwise provided, all notices required or permitted under this Note shall be in writing and shall be deemed effectively given (i) on the day delivered or transmitted to the party to be notified in the case of notices delivered by hand or by facsimile, (in the event confirmation is received) (ii) upon confirmed delivery by Federal Express or other nationally recognized courier service providing next-business-day delivery, or (iii) three business days after deposit with the United States Postal Service, by registered or certified mail, postage prepaid and addressed to the party to be notified, in each case at the address set forth below, or at such other address as such party may designate by written notice to the other party (provided that notice of change of address shall be effective upon receipt by the party to whom such notice is addressed).

             If sent to Payee, notices shall be sent to the following address:

             SG Phoenix Ventures LLC
             110 East 59th Street, Suite 1901
             New York, New York 10022
             Attention:  Mr. Andrea Goren
             Fax: (212) 202-7565

             With a copy to:

             Brown Raysman Millstein Felder & Steiner LLP
             900 Third Avenue
             New York, New York 10022
             Attn:  Joel H. Handel, Esq.
             Fax: (212) 895-2900

             If sent to Borrower, notice shall be sent to the following address:

             Datametrics Corporation
             1717 Diplomacy Row
             Orlando, FL 32809
             Attention:  Daniel Bertram, President
             Fax: (407) 251-4588

             With a copy to:

             McLaughlin & Stern LLP
             260 Madison Avenue
             New York, New York 10016
             Attn: Steven Schuster, Esq.
             Fax: (212) 448-0066

            C. Waiver of Jury Trial. PAYEE AND BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE OR ANY OTHER DOCUMENT OR INSTRUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF PAYEE OR BORROWER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR PAYEE'S PURCHASING THIS NOTE.

      8. Security.

            A. Creation of Security Interest. In order to secure the payment of the principal and interest and all other obligations of the Borrower now or hereafter owed by the Borrower to the Payee (the "Secured Obligations"), the Borrower hereby grants to the Payee (or its designee) (the "Secured Party") a security interest in all of the personal property of the Borrower, including without limitation the personal property described below (the "Collateral"):

                  (i) all equipment in all of its forms, wherever located, now or hereafter existing, all parts thereof and all accessions thereto;

                  (ii) all inventory in all of its forms, wherever located, now or hereafter existing, including, but not limited to, (A) all raw materials and work in process therefor, finished goods thereof, and materials used or consumed in the manufacture or production thereof; (B) goods in which the Borrower has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which the Borrower has an interest or right as consignee); and (C) goods which are returned to or repossessed by the Borrower and all accessions thereto and products thereof and documents therefor;

                  (iii) all accounts, accounts receivable, contract rights, chattel paper, documents, instruments, deposit accounts, general intangibles, tax refunds and other obligations of any kind owing to the Borrower, now or hereafter existing, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights now or hereafter existing in and to all security agreements, leases, subleases, and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, documents, instruments, deposit accounts, general intangibles, or obligations;

                  (iv) all intellectual property of any kind or nature whatsoever, including without limitation patents, patent applications, copyrights, copyright applications, trademarks and service marks and applications therefore, mask works, net lists and trade secrets;

                  (v) all other general intangibles, whether now existing or hereafter arising and wherever arising, including, but not limited to, all (A) partnership, corporate, and other interests in and to any person or entity; (B) letters of authorization, permits, licenses, consents, contract rights, franchises, documents, certificates, records, customer lists, customer and supplier contracts, easements, variances, certifications and approvals of tribunals, bills of lading (negotiable and non-negotiable), warehouse receipts, any claim of the Borrower against any lender, liquidated or unliquidated, and other rights, privileges and goodwill obtained or used in connection with any property of the Borrower; (C) rights of the Borrower under any equipment leases; and (D) tax refunds and other refunds or rights to receive payment from U.S. federal, state or local governments or foreign governments or other tribunals;

                  (vi) all bank accounts, deposit accounts, and margin accounts, maintained by the Borrower with financial institutions, brokers, dealers, and all other persons or entities relating to commodities and/or securities, including all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such accounts;

                  (vii) all investment property (as defined in Section 9-115 of the New York Uniform Commercial Code);

                  (viii) to the extent it is possible to create a security interest or perfect a security interest in such Collateral by filing a UCC-1 financing statement centrally, or in the case of dual filing states, centrally and at the county level, as applicable, all of the Borrower's fixtures now existing or hereafter acquired, all substitutes and replacements therefor, all accessions and attachments thereto, and all tools, parts, and equipment now or hereafter added to or used in connection with the fixtures on or above all real property now owned or hereafter acquired by the Borrower;

                  (ix) all records and documents relating to any and all of the foregoing, including, without limitation, records of account, whether in the form of writing, microfilm, microfiche, tape, or electronic media; and

                  (x)  all  substitutes  and   replacements   for,   accessions,
attachments, and other additions to tools, parts, and equipment used in connection with, and all proceeds, products, and increases of, any and all of the foregoing Collateral, in whatever form, whether cash or noncash; interest, premium, and principal payments, redemption proceeds and subscription rights, and shares or other proceeds of conversions or splits of any securities in Collateral, and returned or repossessed Collateral; and, to the extent not otherwise included, all (A) payments under insurance, or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral, (B) cash and (C) security for the payment of any of the Collateral, and all goods which gave or will give rise to any of the Collateral or are evidenced, identified, or represented therein or thereby.

            B. Sale or Removal of Collateral Prohibited. Except for the sale of inventory in the ordinary course of the Borrower's business, the Borrower shall not sell, lease, encumber, pledge, mortgage, assign, grant a security interest in, or otherwise transfer the Collateral without the written consent of the Payee, which consent shall not be unreasonably withheld.

            C. Uniform Commercial Code Security Agreement. This Section is intended to be a security agreement pursuant to the Uniform Commercial Code for any of the items specified above as part of the Collateral that, under applicable law, may be subject to a security interest pursuant to the Uniform Commercial Code, and the Borrower hereby grants the Payee a security interest in said items. The Borrower agrees that the Payee may file any appropriate document in the appropriate index as a financing statement for any of the items specified above as part of the Collateral. In addition, the Borrower agrees to execute and deliver to the Payee, upon the Payee's request, any financing statements, as well as extensions, renewals and amendments thereof, and reproductions of this
Note in such form as the Payee may reasonably require to perfect a security interest with respect to said items. The Borrower shall pay all costs of filing such financing statements and any extensions, renewals, amendments, and releases thereof, and shall pay all reasonable costs and expenses of any record searches for financing statements the Payee may reasonably require. Without the prior written consent of the Payee, the Borrower shall not create or suffer to be created pursuant to the Uniform Commercial Code any other security interest in the Collateral, other than the Security Interests of Secured Party and existing secured creditors. Upon the occurrence of an Event of Default, the Secured Party shall have the remedies of a holder under the Uniform Commercial Code and, at Secured Party's option, may also invoke the other remedies provided in this Note as to such items. In exercising any of said remedies, the Secured Party may proceed against the items of real property and any items of personal property specified above as part of the Collateral separately or together and in any order whatsoever, without in any way affecting the availability of the Secured Party's remedies under the Uniform Commercial Code or of the other remedies provided in this Note.

            D. Rights of Secured Party.

                  (i) Upon an Event of Default, the Secured Party may require the Borrower to assemble the Collateral and make it available to the Secured Party at the place to be designated by the Secured Party that is reasonably convenient to the parties. The Secured Party may sell all or any part of the Collateral as a whole or in parcels either by public auction, private sale, or other method of disposition. The Secured Party may bid at any public sale on all or any portion of the Collateral. Unless the Collateral is perishable or threatens to decline speedily in value or is of the type customarily sold on a recognized market, the Secured Party shall give the Borrower reasonable notice of the time and place of any public sale or of the time after which any private sale or other disposition of the Collateral is to be made, and notice given at least 10 days before the time of the sale or other disposition shall be conclusively presumed to be reasonable.

                  (ii) Notwithstanding any provision of this Agreement, the Secured Party shall be under no obligation to offer to sell the Collateral. In the event the Secured Party offers to sell the Collateral, the Secured Party will be under no obligation to consummate a sale of the Collateral if, in their reasonable business judgment, none of the offers received by them reasonably approximates the fair value of the Collateral.

                  (iii) In the event the Secured Party elects not to sell the Collateral, the Secured Party may elect to follow the procedures set forth in the Uniform Commercial Code for retaining the Collateral in satisfaction of the Borrower's obligation, subject to the Borrower's rights under such procedures.

                  (iv) In addition to the rights under this Agreement, in the Event of Default by the Borrower, the Secured Party shall be entitled to the appointment of a receiver for the Collateral as a matter of right whether or not the apparent value of the Collateral exceeds the outstanding principal amount of the Notes and any receiver appointed may serve without bond. Employment by the Secured Party shall not disqualify a person from serving as receiver.



                            [Signature Page Follows]

      IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized officer.


                                          DATAMETRICS CORPORATION


                                          By:   /s/ Daniel Bertram
                                             --------------------------
                                                Name:  Daniel Bertram
                                                Title: Chief Executive Officer